                                                                   Exhibit 10.27






                        HILB, ROGAL, AND HAMILTON COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN













                              AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 2002

                        HILB, ROGAL, AND HAMILTON COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
                                                      ARTICLE I
                                                       GENERAL

Section 1.1                Effective Date............................................................             1
Section 1.2                Purpose...................................................................             1

                                                     ARTICLE II
                                                DEFINITIONS AND USAGE

Section 2.1                Definitions...............................................................             2
Section 2.2                Usage.....................................................................             6

                                                     ARTICLE III
                                            ELIGIBILITY AND PARTICIPATION

Section 3.1                Eligibility and Participation.............................................             6

                                                     ARTICLE IV
                                                SUPPLEMENTAL BENEFIT

Section 4.1                Entitlement to Benefits...................................................             7
Section 4.2                Supplemental Benefit......................................................             7
Section 4.3                Normal Form of Payment....................................................             8
Section 4.4                Time of Payment...........................................................             9
Section 4.5                Segregation of Assets.....................................................             9
Section 4.6                Forfeiture of Supplemental Benefit........................................             9

                                                      ARTICLE V
                                            DEATH AND DISABILITY BENEFITS

Section 5.1                Death Benefit.............................................................             9
Section 5.2                Disability Benefit........................................................            10

                                                     ARTICLE VI
                                                   ADMINISTRATION

Section 6.1                General...................................................................            10


Section 6.2                Administrative Rules......................................................            11
Section 6.3                Duties....................................................................            11
Section 6.4                Fees......................................................................            12

                                                     ARTICLE VII
                                                  CLAIMS PROCEDURE

Section 7.1                General...................................................................            12
Section 7.2                Denials...................................................................            12
Section 7.3                Notice....................................................................            12
Section 7.4                Appeals Procedure.........................................................            13
Section 7.5                Review....................................................................            13

                                                    ARTICLE VIII
                                              MISCELLANEOUS PROVISIONS

Section 8.1                Amendment.................................................................            13
Section 8.2                Termination...............................................................            14
Section 8.3                No Assignment.............................................................            14
Section 8.4                Incapacity................................................................            15
Section 8.5                Successors and Assigns....................................................            15
Section 8.6                Governing Law.............................................................            15
Section 8.7                No Guarantee of Employment................................................            15
Section 8.8                Unfunded Plan.............................................................            15
Section 8.9                Severability .............................................................            16
Section 8.10               Notification of Addresses.................................................            16
Section 8.11               Bonding.........................................................................      16

                        HILB, ROGAL, AND HAMILTON COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                                    ARTICLE I

                                     GENERAL
                                     -------

         1.1 EFFECTIVE DATE. The provisions of the Plan shall be effective as of December 16, 1994, and, as amended and restated, effective January 1, 1998. The rights, if any, of any person whose status as an employee of the Company and its subsidiaries and affiliates, if any, has terminated shall be determined pursuant to the Plan as in effect on the date such employee terminated, unless subsequently adopted provisions of the Plan are made specifically applicable to such person.

         1.2 PURPOSE. The purpose of the Plan is to provide supplemental retirement income to a Participant. The Plan is intended to be (and shall be construed and administered as) an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") which is unfunded and maintained by the Company solely to provide retirement income to a select group of management or highly compensated employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in section 401(a) of the Code or section 3(2)(A) of ERISA.

                                   ARTICLE II
                              DEFINITIONS AND USAGE

         2.1 DEFINITIONS. Wherever used in the Plan, the following words and phrases shall have the meanings set forth below unless the context plainly requires a different meaning:

         - "BENEFIT COMMENCEMENT DATE" means the January 1 following a Participant's termination of employment with the Company, or such earlier date in the absolute discretion of the Committee.

         -        "BOARD" means the Board of Directors of the Company.

         - "CHANGE OF CONTROL" means (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection
                  (iii) of this Section; or

                           (ii) Individuals who, as of February 2, 1999,
                  constitute the Board "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to February 2, 1999 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Consummation of a reorganization, merger or
                  consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such

                  Business Combination (including, without limitation a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Company of a
                  complete liquidation or dissolution of the Company.

                           Notwithstanding the foregoing, for purposes of
                  subsection (i) of this Section, a Change of Control shall not be deemed to have taken place if, as a result of an acquisition by the Company which reduces the Outstanding Company

                  Common Stock or the Outstanding Company Voting Securities, the beneficial ownership of a Person increases to 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, however, that if a Person shall become the beneficial owner of 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities by reason of share purchases by the Company and, after such share purchases by the Company, such Person becomes the beneficial owner of any additional shares of the Outstanding Company Common Stock or the Outstanding Company Voting Stock through any means except an acquisition directly from the Company, for purposes of subsection (a) of this Section, a Change of Control shall be deemed to have taken place.

         - "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         - "COMMITTEE" means the Compensation Committee of the Board, if any, and otherwise, the Board.

         - "COMPANY" means Hilb, Rogal, and Hamilton Company and any successor thereto.

         - "COMPENSATION" means total base compensation, excluding bonuses and other forms of compensation, paid to a Participant for personal services rendered to the Company without regard to any Compensation Limitation.

         - "COMPENSATION LIMITATION" means $150,000 as adjusted to reflect cost-of-living increases by the Secretary of the Treasury or his delegate from time to time under section 401(a)(17) of the Code.

         - "ELIGIBLE EMPLOYEE" means an employee of the Company whose Compensation exceeds $150,000 as adjusted from time to time under section 401(a)(17) of the Code.

         - "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         - "GRANDFATHERED PARTICIPANT" means a Participant who is designated by the Committee as a "grandfathered participant."

         - "PARTICIPANT" means an Eligible Employee who is participating in the Plan in accordance with Section 3.1 hereof and shall include a Grandfathered Participant, unless otherwise specified.

         - "PLAN" means the Hilb, Rogal, and Hamilton Company Supplemental Executive Retirement Plan.

         -        "PLAN YEAR" means the calendar year.

         - "PRE-1998 ACCRUED BENEFIT" means the value of the benefit for each Participant in the Plan who was not in pay status (receiving benefits) as of December 31, 1997 determined in accordance with the terms of the Plan determined in accordance with the terms of the Plan then in effect as though the Participant had terminated employment as of that date.

         - "RETIREMENT PLAN" means the Hilb, Rogal and Hamilton Company Profit Sharing Savings Plan.

         - "SEPARATION FROM SERVICE" means a Participant's termination from employment as described in the Retirement Plan.

         - "SUPPLEMENTAL BENEFIT" means the benefit provided in accordance with Section 4.2 of the Plan.

         - "YEARS OF SERVICE", for purposes of benefit accrual and vesting, means a Participant's full years of employment with the Company. Years of employment with Insurance Management Corporation shall be credited as Years of Service for purposes of vesting and benefit accrual.

         2.2 USAGE. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         3.1 ELIGIBILITY AND PARTICIPATION. The Committee shall designate from time to time Eligible Employees of the Company who shall participate in the Plan; PROVIDED, HOWEVER, that such Eligible Employees shall be members of a select group of management or highly compensated employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. The Eligible Employees of the Company so designated by the Committee shall become Participants in the Plan.

                                   ARTICLE IV
                              SUPPLEMENTAL BENEFIT
                              --------------------

         4.1 ENTITLEMENT TO BENEFITS. Each Participant shall be entitled to the vested portion of his Supplemental Benefit provided in Section 4.2 of the Plan upon reaching his Benefit Commencement Date. A Participant who terminates employment (for any reason other than disability or death) shall have a vested interest in his Supplemental Benefit, based upon the following vesting schedule:

         YEARS OF SERVICE                   VESTING PERCENTAGE
         ----------------                   ------------------
               0-4                                0%
                 5                                33.33%
               6-15                               6.66% per year

         Notwithstanding the foregoing, a Participant shall be fully vested upon a Change of Control.

         4.2 SUPPLEMENTAL BENEFIT. A Participant's Supplemental Benefit shall be equal to his account balance under the Plan.

                  (a) DEEMED CONTRIBUTIONS TO ACCOUNT. Annually the account of a Participant shall be credited (deemed to have been contributed) with an amount that is calculated by determining the total employer match and profit sharing contribution (as a percentage of compensation) that the Participant would have received under the Retirement Plan but without the Compensation Limitation that applies to such Retirement Plan, reduced by the amount of employer match and profit sharing contribution actually contributed to the Retirement Plan by the Company.

                  (b) ACCOUNT ADJUSTMENTS. A deemed contribution to the Participant's account shall be treated as having been invested in one or more deemed investments designated by the Committee from time to time. The value of a Participant's account shall be adjusted at least annually to reflect increase or decrease in the value of such deemed investments. In the absence of any designation of one or more deemed investments, the Participant's account shall be credited with interest at an annual rate specified from time to time by the Committee.

         (c) EXCEPTION FOR GRANDFATHERED PARTICIPANTS. Participants in the Plan as of December 31, 1997 shall be regarded as Grandfathered Participants. Effective January 1, 1998, their accounts shall be administered as set forth above except as follows:

                           (1) A Grandfathered Participant's Pre-1998 Accrued Benefit shall be determined and shall be the beginning amount in the Participant's account as of January 1, 1998.

                           (2) Annually, the account of a Grandfathered Participant shall be credited with the greater of 2% of Compensation or the amount determined in Paragraph (a) above.

         4.3 NORMAL FORM OF PAYMENT. The normal form of payment of the Participant's Supplemental Benefit shall be five annual installments with interest as determined by the Committee from time to time. Effective as of June 7, 1999, if, at the Participant's Benefit Commencement Date, the Participant's account balance is $20,000 or less, then the Participant's Supplemental Benefit shall be paid in one lump sum distribution.

         4.4      TIME OF PAYMENT.

                  (a) GENERAL TIME OF PAYMENT. The actual payment of the Supplemental

Benefit shall commence on the Participant's Benefit Commencement
Date.

                  (b) ACCELERATED PAYMENT OF BENEFITS: Notwithstanding anything herein to the contrary, in the sole discretion of the Committee, payment of benefits under Article IV or V of the Plan may be accelerated.

         4.5 SEGREGATION OF ASSETS. The Company may, but shall not be obligated, to segregate assets in trust or otherwise for the purpose of paying obligations under this plan. Further, the Company has no obligation to match with actual investment any deemed contribution or deemed investment.

         4.6 FORFEITURE OF SUPPLEMENTAL BENEFIT. Notwithstanding anything in
Article IV to the contrary, a Participant shall forfeit the right to or interest in his Supplemental Benefit as follows:

         After a Participant has begun receiving payment of his Supplemental Benefit, he shall forfeit all right to or interest in any future payments if he enters into employment with a competitor of the Company without the consent of the Company.

                                    ARTICLE V
                          DEATH AND DISABILITY BENEFITS
                          -----------------------------

         5.1 DEATH BENEFIT. If a Participant dies while employed by the Company before his Benefit Commencement Date, the surviving spouse of the Participant shall be entitled to a death benefit equal to the Participant's Supplemental Benefit determined as of the Participant's date of death. A deceased Participant shall be fully vested in his Supplemental Benefit as of his date of death. If a Participant dies after retirement and after he has begun to receive his benefits under the Plan, the death benefit shall be equal to the principal of any of the Participant's remaining payments.

             The death benefit shall be paid to his designated beneficiary, if any, in a lump sum within sixty (60) days of the Participant's date of death or as soon thereafter as is practicable. If no beneficiary is designated, the death benefit shall be paid to his estate.

         5.2 DISABILITY BENEFIT. If a Participant becomes disabled, as defined in the Retirement Plan, he shall become fully vested in his Supplemental Benefit determined as of the date of his separation from service as a result of disability.

                                   ARTICLE VI
                                 ADMINISTRATION
                                 --------------

         6.1 GENERAL. The Administrator shall be the Committee, or such other person or persons as designated by the Committee. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

         6.2 ADMINISTRATIVE RULES. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

         6.3 DUTIES. The Administrator shall have the following rights, powers and duties:

             (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Company and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

             (b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question that may arise regarding the rights of employees, Participants and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

             (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain account records of all Participants.

             (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents to be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

             (e) The Administrator shall periodically report to the Committee with respect to the status of the Plan.

         6.4 FEES. No fee or compensation shall be paid to any person for services as the Administrator.

                                   ARTICLE VII
                                CLAIMS PROCEDURE
                                ----------------

         7.1 GENERAL. Any claim for benefits under the Plan shall be filed by the Participant or surviving spouse ("claimant") on the form prescribed for such purpose with the Administrator.

         7.2 DENIALS. If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

         7.3 NOTICE. Any claimant who is denied a claim for benefits shall be furnished written notice setting forth:

             (a) the specific reason or reasons for the denial;

             (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

             (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

             (d) an explanation of the claim review procedure under the Plan.

         7.4 APPEALS PROCEDURE. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

             (a) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

             (b) review pertinent documents; and

             (c) submit issues and comments in writing.

         7.5 REVIEW. A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         8.1 AMENDMENT. The Company reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Board, or its authorized delegate, which shall be communicated to Participants not later than sixty (60) days following the effective date of such amendment. No amendment shall, without the Participant's consent, affect the amount of the Participant's Supplemental Benefit at the time the amendment becomes effective or the right of the Participant to receive a Retirement Benefit after the Participant has met the entitlement requirements provided in Section 4.1 of the Plan.

         8.2 TERMINATION. The Company reserves the right to terminate the Plan at any time by resolution of the Board, which shall be communicated to Participant not later than sixty (60) days following the effective date of such amendment. No termination shall, without the consent of the Participant, affect the amount of the Participant's Supplemental Benefit prior to the termination of the right of the Participant to receive a Supplemental Benefit after the Participant has met the entitlement requirements provided in Section 4.1 of the Plan.

         8.3 NO ASSIGNMENT. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, no shall any interest in amounts payable hereunder or in any payments be subject to seizure for payment of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

         8.4 INCAPACITY. If the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Administrator may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, each Company, the Committee and the Administrator.

         8.5 SUCCESSORS AND ASSIGNS. The provisions of the Plan are binding upon and inure to the benefit of each Company, its respective successors and assigns, and the Participant and his beneficiaries, heirs, legal representatives, and assigns.

         8.6 GOVERNING LAW. The Plan shall be subject to and construed in accordance with the laws of the Commonwealth of Virginia to the extent not preempted by the provisions of ERISA.

         8.7 NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or to give any Participant any equity or other interest in the assets, business, or affairs of the Company. No Participant hereunder shall have a security interest in assets of any Company used to make contributions or pay benefits.

         8.8 UNFUNDED PLAN. The obligation of the Company to make payments under this Plan constitutes nothing more than an unsecured promise of the Company to make such payments, and any property of the Company that may be set aside in a trust or otherwise for the payment of benefits under this Plan shall, in the event of the Company's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors until such benefits are distributed in accordance with Article IV hereof.

         8.9 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

         8.10 NOTIFICATION OF ADDRESSES. Each Participant shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each Beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or beneficiary as shown on the Company's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor any Company shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary.

         8.11 BONDING. The Administrator and all agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer.

                                         HILB, ROGAL & HAMILTON COMPANY



                                         By     /s/ Walter Smith
                                            -------------------------